UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  June 4, 2008

Maiden Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

48 Par-la-Ville Road, Suite 1141	HM11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 292-7090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

June 4, 2008, Maiden Holdings, Ltd. issued a press release announcing its results of operations for the first quarter ended March 31, 2007 and the scheduling of a conference call on June 4, 2008 with respect thereto. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is furnished as Exhibit 99.1 to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maiden Holdings, Ltd.
(Registrant)

Date: June 13, 2008	By:	/s/ Ben Turin
Ben Turin
Chief Operating Officer